Exhibit 10(c)(ii)
                                                               -----------------




                                  July 16, 2004



         American Medical Alert Corp.
         3265 Lawson Blvd.
         Oceanside, NY  11572

         Attn: Jack Rhian, President

         Dear Jack:

                  This will confirm our agreement of March 9, 2004 pursuant to which I waived my entitlement to EBIT based commissions for 2003 provided for under my Employment Agreement dated January 1, 2001.

                                           Very truly yours,


                                           /s/ Frederic S. Siegel

                                           Frederic S. Siegel